UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 29, 2019

TopBuild Corp.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-36870	47-3096382
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

475 North Williamson Boulevard Daytona Beach, Florida 32114
(Address of Principal Executive Office)

Registrant’s telephone number, including area code (386) 304-2200

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐                                    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐                                    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 5.03                                  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 29, 2019, at the Annual Meeting of Shareholders (the “Annual Meeting”) of TopBuild Corp., a Delaware corporation (the “Company”), the Company’s shareholders approved amendments to the Company’s Amended and Restated Certificate of Incorporation to (i) reduce the affirmative vote of holders of the Company’s outstanding securities, voting as a single class, required to adopt, amend or repeal the Company’s Bylaws from 66 2/3% to a majority, (ii) reduce the affirmative vote of holders of the Company’s outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of the Company’s Amended and Restated Certificate of Incorporation from 66 2/3% to a majority and (iii) provide that the Company is no longer obligated to indemnify persons other than directors and officers (the “Charter Amendment”), in each case as described in the Company’s 2019 Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission on March 20, 2019.  The Charter Amendment was filed with the Secretary of State of the State of Delaware on April 29, 2019 and became effective on such date.  The Charter Amendment is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference in this Item 5.03.

ITEM 5.07                                  Submission of Matters to a Vote of Security Holders.

The final voting results for each of the proposals submitted to a vote of the Company’s shareholders at the Annual Meeting are as follows:

Proposal 1:                                   Election of Alec C. Covington, Gerald Volas, Carl T. Camden, Joseph S. Cantie, Tina M. Donikowski, Mark. A Petrarca and Nancy M. Taylor as Directors to serve until the Company’s 2020 Annual Meeting of Shareholders.

	Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
Alec C. Covington	30,307,895	848,964	6,376	1,468,975
Gerald Volas	31,099,147	58,319	5,769	1,468,975
Carl T. Camden	30,815,654	341,086	6,495	1,468,975
Joseph S. Cantie	30,829,696	326,300	7,239	1,468,975
Tina M. Donikowski	30,723,005	434,517	5,713	1,468,975
Mark A. Petrarca	30,663,604	493,084	6,547	1,468,975
Nancy M. Taylor	30,827,224	329,929	6,082	1,468,975

Proposal 2:                                   Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of the Company’s outstanding securities, voting as a single class, required to adopt, amend or repeal the Bylaws from 66 2/3% to a majority.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
31,116,133	35,063	12,039	1,468,975

Proposal 3:                                   Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to reduce the affirmative vote of holders of the Company’s outstanding voting securities, voting as a single class, required to adopt, amend or repeal certain provisions of the Amended and Restated Certificate of Incorporation from 66 2/3% to a majority.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
31,109,881	40,992	12,362	1,468,975

Proposal 4:                                   Proposal to amend the Company’s Amended and Restated Certificate of Incorporation to provide that the Company is no longer obligated to indemnify persons other than directors and officers.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
30,944,047	110,496	108,692	1,468,975

Proposal 5:                                   Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the 2019 fiscal year.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
32,568,502	53,944	9,764	—

Proposal 6:                                   Approval of a non-binding advisory resolution regarding the compensation of the Company’s named executive officers.

Votes “For”	Votes “Against”	Abstentions	Broker Non-Votes
30,545,239	602,084	15,912	1,468,975

Item 9.01                                           Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
3.1	Certificate of Amendment

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TOPBUILD CORP.

Date: April 30, 2019	By:	/s/ John S. Peterson
John S. Peterson
Vice President and Chief Financial Officer